SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated August 30, 2013
to the
Performance Trust Municipal Bond Fund
Prospectus and Statement of Additional Information
dated November 30, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the Performance Trust Municipal Bond Fund (the “Fund”), a series of Trust for Professional Managers, each dated November 30, 2012, as previously supplemented.

Effective September 4, 2013, Mr. J. Thomas Futrell will no longer be employed with Performance Trust Investment Advisors, LLC, the Fund’s investment adviser.  Effective September 6, 2013, Mr. Johnathan N. Wilhelm will no longer be employed with Performance Trust Investment Advisors, LLC.  Accordingly, all references to Mr. Futrell and Mr. Wilhelm as two of the Fund’s co-portfolio managers in the Prospectus and SAI are hereby removed.

The Fund continues to be managed by Mr. G. Michael Plaiss, who has served as a co-portfolio manager of the Fund since its inception.

Please retain this Supplement with your Prospectus and
SAI for reference.